SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                           --------------------------
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                December 29, 2003

                               eMagin Corporation
                       ---------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                          000-24757                    56-1764501
---------------               -----------------------          ----------------
(State or Other               (Commission File Number)        (I.R.S. Employer
 Jurisdiction of                                               Identification
 Incorporation)                                                   Number)


                2070 Route 52, Hopewell Junction, New York 12533
                -------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (845) 892-1900
                                -----------------
              (Registrant's telephone number, including area code)

ITEM 4.1 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On December 29, 2003, eMagin Corporation, (the "Company") notified Grant Thornton LLP of its decision to terminate its business relationship with them. On December 30, 2003, the Company engaged Eisner LLP as independent auditors of the Company for the fiscal year ending December 31, 2003. The action to engage Eisner LLP was taken upon the unanimous approval of the Audit Committee of the Board of Directors of the Company.

     During the last fiscal year ended December 31, 2002 and through December 29, 2003, (i) there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the matter in its reports on the Company's financial statements, and (ii) Grant Thornton's reports did not contain an adverse opinion or a disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope, or accounting principles, except as described below. During the last fiscal year ended December 31, 2002 and through December 29, 2003, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B. Grant Thornton's opinion in its report on the Company's financial statements for the year ended December 31, 2002, included an explanatory paragraph that described uncertainties regarding the Company's ability to continue as a going concern. The consolidated financial statements of eMagin Corporation as of December 31, 2001 were audited by Arthur Anderson LLP who have ceased operations and whose report dated March 13, 2002 included an explanatory paragraph that described uncertainties regarding the Company's ability to continue as a going concern.

     During the two most recent fiscal years and through December 29, 2003, the Company has not consulted with Eisner LLP regarding either:

     1. the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that Eisner LLP concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or
     2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

     The Company has requested that Grant Thornton LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of such letter, dated December 31, 2003, is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7(c). Exhibits.

Exhibit 16.1 Letter from Grant Thornton LLP, dated December 31, 2003 regarding their resignation as the Company's independent auditors.




                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               eMAGIN CORPORATION

                                    By:    /s/ Gary W. Jones
                                           -----------------
                                    Name:      Gary W. Jones
                                    Title: President and Chief Executive Officer

Dated: December 31, 2003